Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of HIVE Digital Technologies Ltd. (the "Company") on Form 10-K for the period ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Darcy Daubaras, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 2, 2026

/s/ Darcy Daubaras
Name:	Darcy Daubaras
Title:	Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to HIVE Digital Technologies Ltd. and will be retained by HIVE Digital Technologies Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.